Exhibit 99.1
Corporate Overview September 2009

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. Forward-Looking Statements This presentation is dated Sept. 22, 2009.

20%+ five-year CAGR for bookings, sales and earnings for fiscal years 2003 through 2008 Prolonged recession interrupted year-over-year growth performance in fiscal 2009 Returning to growth path in current fiscal year Managing the business prudently and effectively in challenging environment Outstanding operational performance Continue to outperform our industry Strong cash flow Recent Highlights

Recent Highlights (cont.) Healthy financial condition Investing in new manufacturing technologies and capabilities Pensar Electronic Solutions acquisition $45 million financed with senior debt Further diversifies LaBarge's mix of business within commercial and industrial market sectors, including medical Excellent platform for long-term growth Strong pipeline of new opportunities

Electronics Manufacturing Services EMS market is estimated at $170 billion* Industry defined by largest EMS companies High volume, highly automated production Lower complexity electronic products LaBarge's focused niche is a differentiator Niche is defined by manufacturing electronics with: High complexity High rate of change Low production volumes Trend toward outsourcing within this niche is in its early stages * Source: Manufacturing Market Insider, December 2008

Value Proposition LaBarge's customers are large, technology- driven companies Leading OEMs in diverse market sectors Customers facing "make versus buy" decision Focusing on own core capabilities Interested in boosting efficiencies and reducing costs

LaBarge's Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diverse markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Printed circuit card assemblies Interconnect systems Higher-level assemblies Manufacturing capabilities are backed by value-added services, including engineering and design support, prototyping, program management and testing

Established Customer Relationships 7 of top 12 customer relationships span more than 10 years Industrial Defense Natural Resources Defense Defense Defense Defense Defense Natural Resources Defense and Aerospace Natural Resources Medical

Diverse Markets Defense, 50% Net Sales - $273.4 million (for 12 months ended June 28, 2009) Commercial Aerospace, 3% Other, 6% Defense, 46% Industrial, 18% Natural Resources, 18% Medical, 9%

High-Reliability in Demanding Environments Missile systems Radar systems Aircraft applications Shipboard systems Defense Commercial Aerospace Satellite launch systems Space applications Commercial aviation Glass container manufacturing systems Welding products Semiconductor fabrication units Industrial Medical Surgical systems Patient monitoring and therapy devices Respiratory care devices Biodecontamination Oilfield services equipment Mine automation and control Agricultural applications Natural Resources

Pensar Acquisition Contract electronics manufacturer in Appleton, Wis. Acquired in December 2008 Produces printed circuit card assemblies and higher-level electronic assemblies 300 non-union employees Profitable, well-managed operation Expands LaBarge's size and EMS footprint Contributed $25.9 million to FY09 second half Adds new customers and markets Expands presence in medical and industrial market sectors $45 million purchase financed with senior debt

U.S. Manufacturing Manufacturing facilities in six states 1,400 employees Headquartered in St. Louis, Mo.

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Operational excellence Lean manufacturing Six Sigma New Director of Operational Excellence New Director of Corporate Quality Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance New Director of Corporate Supply Chain Improved tools Production planning processes New Model Introduction processes

Internal growth - continuously develop existing operations Maintain strong pipeline of new business opportunities Expand and develop core competencies Continuous improvement Acquisitions - identify candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Strategy

Eclipse Aviation Write-Off Wrote off full exposure to Eclipse Aviation bankruptcy in FY09 second quarter Negative impact on FY09 earnings, profit margins and backlog Impact to FY09 earnings was a non-recurring net charge of $3.7 million, or $0.23 per diluted share, comprising: $4.2 million pretax charge to cost of sales, reflecting a write-down of inventory $1.9 million pretax charge to SG&A, reflecting the write-off of $3.7 million in Eclipse accounts receivable, offset by a reduction of $1.8 million in accrued incentive compensation Backlog reduced by $39.6 million due to removal of Eclipse orders

Backlog (in millions) * Includes a reduction of $39.6 million related to the Eclipse Aviation bankruptcy.

Net Sales (in millions)

Net Earnings Per Share * Includes a one-time after-tax net charge of $0.23 per diluted share related to the Eclipse bankruptcy.

Gross Margin * Excluding the impact of the Eclipse-related charge, fiscal 2009 gross margin was 20.1%.

Outlook Challenging business environment FY10 first-quarter sales and earnings will be down from FY09 fourth-quarter levels We believe current period represents the bottom Bookings are strengthening; expect sales and earnings to follow suit in FY10 second quarter Driving continuous improvement through operational initiatives and cost reductions Excellent operational performance Excellent long-term business and financial outlook Diverse market approach Established customer relationships Healthy financial condition Strong pipeline of midterm and longer-term opportunities